UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2013

Brown & Brown, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-13619	59-0864469
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

220 South Ridgewood Avenue, Daytona Beach, Florida 32114

(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:  (386) 252-9601

                      N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

On July 1, 2013, the Company completed the acquisition (the "Acquisition") of Beecher Carlson Holdings, Inc. ("Beecher") pursuant to a merger agreement (the "Merger Agreement"), dated May 21, 2013, among the Company, Brown & Brown Merger Co. ("Merger Sub"), a wholly-owned subsidiary of the Company, Beecher, and BC Sellers’ Representative LLC, solely in its capacity as the representative of Beecher's shareholders (the "Representative"). The Company previously disclosed the execution of the Merger Agreement in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2013.

As previously disclosed in the Company's May 21, 2013 press release that was furnished as an exhibit to the May 21, 2013 Form 8-K (which is not incorporated herein by reference or deemed to be filed), Beecher is an insurance and risk management broker with operations that include retail brokerage, program management and captive management.

Immediately upon the consummation of the Acquisition, Beecher's shares converted into the rights to receive cash equal, collectively, to $360.0 million, subject to an adjustment for working capital.

Other than in respect of the Merger Agreement and employment agreements with certain of Beecher's former directors and officers, the Company, the Merger Sub, the Company's directors and officers, and the associates of such directors and officers have no material relationship with Beecher or the Representative.

A copy of the Merger Agreement will be filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ending June 30, 2013.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2013, the Compensation Committee of the Board of Directors of Brown & Brown, Inc. (the "Company") authorized and approved grants of shares of restricted stock to, among others, certain of the Company's named executive officers. Certain of these restricted shares (collectively, the "PTSG Shares") are subject to certain employment, change of control, and death and disability conditions, and will vest on July 1, 2020. The amounts of PTSG Shares granted to the Company's named executive officers are as follows: Cory T. Walker – 12,407; Anthony T. Strianese – 31,017; and Chris L. Walker – 18,610.

A copy of a form of the Performance-Triggered Stock Grant Agreement, pursuant to which these grants were made, is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On July 1, 2013, the Company issued a press release announcing the completion of the Acquisition. The press release is attached as Exhibit 99.1.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed and furnished, respectively, herewith:

Exhibit No.            Description

10.1                         Form of Performance-Triggered Stock Grant Agreement under the 2010 Stock Incentive Plan

99.1                         Press Release dated July 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                 Brown & Brown, Inc.

July 8, 2013                                                            By:  /S/ CORY T. WALKER

                                                                                     Cory T. Walker

                                                                                     Sr. Vice President, Treasurer and

                                                                                           Chief Financial Officer

EXHIBIT INDEX

Exhibit No.              Description

10.1                           Form of Performance-Triggered Stock Grant Agreement under the 2010 Stock Incentive Plan

99.1                           Press Release dated July 1, 2013